SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report - December 1, 1995

                      STERLING FINANCIAL CORPORATION
          (Exact name of registrant as specified in its charter)


                               Pennsylvania
                       (State or other jurisdiction
                             of incorporation)
                                  0-16276
                             (Commission File
                                  Number)
                                23-2449551
                               (IRS Employer
                          Identification Number)

                        North Pointe Banking Center
                        101 North Pointe Boulevard
                          Lancaster, Pennsylvania
                 (Address of principal executive offices)

                                17601-4133
                                (Zip Code)

Registrant's telephone number including area code:       (717) 581-6030

                                    N/A
       (Former name or former address, if changed since last report)
Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

               On December 1, 1995, the registrant's subsidiary completed the acquisition of branches previously announced in August, 1995. The attached press release provides the details concerning the transaction.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          Exhibit:

               99.1 Press Release of the Registrant, Sterling Financial
                    Corporation, dated December 6, 1995, in connection with the acquisition of certain assets and the assumption of certain liabilities associated with a branch acquisition transaction.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STERLING FINANCIAL CORPORATION
                              (Registrant)


Dated: December 7, 1995       /s/ John E. Stefan
                              John E. Stefan, President and Chief
                              Executive Officer
                              (Principal Executive Officer)



                            PRESS RELEASE 99.1
                           FOR IMMEDIATE RELEASE

Date:  December 6, 1995
Contact Person: John E. Stefan, Chairman of the Board, President and Chief Executive Officer (717) 581-6030

     On December 1, 1995, Bank of Lancaster County, N.A., a wholly-owned subsidiary of Sterling Financial Corporation, completed the transaction announced in August of 1995 involving the acquisition of the Ephrata and Leola branches of CoreStates Bank, N.A. While the previous announcement referred to three branch offices being acquired, the acquisition agreement was subsequently amended to remove the North Catasauqua branch from the transaction. The acquisition involved primarily the assumption of certain deposit liabilities in the approximate amount of $25 million and the acquisition of certain assets in the approximate amount of $700,000.

     Chairman of the Board, President and Chief Executive Officer, John E. Stefan, emphatically stated. "These acquisitions validate our commitment to Lancaster County. With the increasing activity of bank mergers and acquisitions on the horizon, Bank of Lancaster County will evaluate these opportunities as they complement our strategic marketing plan."
Ephrata and Leola branches mark the twenty-fourth and twenty-fifth community banking offices for Bank of Lancaster County, in addition to the bank's wholly owned subsidiary, Town and Country Leasing, Inc. Bank of Lancaster County's assets now total $703,011,100.